Exhibit 99.3

investor meeting

2015 SANTACLARA

investor meeting

2015 SANTACLARA

Stacy Smith

Chief Financial Officer

Key Message: Driving Shareholder Return

Data Center: Big and Delivering Growth

Client Computing enables critical IP blocks, profits, and cash flow

Internet of Things and Memory Delivering Growth

Insights into Investments, Cost and Capex

Disciplined Capital Allocation

2015 Financial Results

Full Year

Revenue*

~$55.2B

Full Year

Gross Margin*

~62%

Full Year Operating

Profit Between**

$13.5—$14.0B

4 *2015 forecast is based on Q1-Q3 actuals plus the midpoint of Q4 Business Outlook as announced on October 13, 2015.

**Forecast range is based on current expectations given available information and is subject to change without notice .

Source: Intel

GDP Forecasts for 2015

5 Forecast is based on current expectations given available information and is subject to change without notice.

Source: IHS, November 2014 and November 2015 Forecasts.

Key Message: Driving Shareholder Return

Data Center: Big and Delivering Growth

Client Computing enables critical IP blocks, profits, and cash flow

Internet of Things and Memory Delivering Growth

Insights into Investments, Cost and Capex

Disciplined Capital Allocation

Data Center Group

DCG Full Year Financials

YTD 2015 PERFORMANCE

$11.7B of Revenue:

Up 13% YoY

$5.7B Operating margin:

Up 11% YoY

49% of revenue

Source: Intel

Data Center ~ CPU Revenue

HPC, Workstation,

Enterprise Server

Networking & Storage Cloud Server

14-15* growth:

Slightly down

14-15* growth:

~10%

14-15* growth:

>40%

*Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Data Center ~ CPU Revenue Mix

2013

Source: Intel

Data Center ~ CPU Revenue MIX

*Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

DCG 2016 Expectations

Revenue growth in the mid-teens

Operating Profit growth

in the low double digits

11 Note: 2016 fiscal year has 53 work weeks.

Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Key Message: Driving Shareholder Return

Data Center: Big and Delivering Growth

Internet of Things and Memory Delivering Growth

Insights into Investments, Cost and Capex

Disciplined Capital Allocation

Client Computing enables critical IP blocks, profits, and cash flow

PC TAM Forecast Changes For 2015

Forecast is based on current expectations given available information and is subject to change without notice. For comparison purposes, IDC data has been adjusted to align with Intel’s “PC” definition which includes detachables. IDC reported its current 2015 forecast (excluding detachables) as

-9% YoY. A year ago, IDC reported its 2015 forecast (excluding detachables) as -2%. There were no adjustments to Gartner’s forecasts.

13 Source: IDC and Gartner. “Current” forecasts for IDC and Gartner were released on Aug 20, 2015 and on Sept 17, 2015 respectively.

“A year ago” forecasts for IDC and Gartner were released on Aug 20, 2014 and on Sept 15, 2014 respectively.

Client Computing Group

CCG Full Year Financials

YTD 2015 PERFORMANCE

~$23.5B of Revenue:

Down 10% YoY

~$5.4B Operating margin:

Down 27% YoY

~23% of revenue

Source: Intel

PC ASP & Segmentation

2015 Core Mix**

>70%

at an all time high

15 *PC ASPs include both CPU and chipset and excludes netbook.

**Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Improving Mobile Profitability in CCG

On-track to exceed 2015 $800M Mobile* Profitability goal

~one-third from product margin improvements

~two-thirds from lower investment

Low Double Digit Operating Profit Growth** for CCG in 2016

includes ~$800M of mobile profitability improvements

~two-thirds product margin improvements

~one-third from lower investment

16 * Mobile products are part of the CCG segment.

**Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

2014 Strategy Recap

IP and Manufacturing

leadership are increasingly

valuable advantages

2015 Client Computing Business

Generates FCF + Profits:

~$8B in operating profit

Gives us scale:

>80% of total units

Funds IP for use across the company:

>50% of Shared IP Originates from Client Investments

Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

CCG 2016 Expectations

PC Market projection: Slightly down,

vs. 3rd party projections of ~flat

CCG Revenue:

Flat to low single-digit growth

CCG Op Profit:

Growth in the low double digits

19 Note: 2016 fiscal year has 53 work weeks.

Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Key Message: Driving Shareholder Return

Internet of Things and Memory Delivering Growth

IOTG, NSG and SSG delivering Revenue Growth

21	*Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Other Elements of our Portfolio

Internet of

Things Group

Software and

Services Group

Non-Volatile Memory

Solutions Group

Revenue Operating Margin

22	*Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Key Message: Driving Shareholder Return

Insights into Investments, Cost and Capex

2014 – 2016 Spending Shifts

24	This chart shows spending (R&D and MG&A) shifts from 2014 to 2016F.

Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Capital Trends: 2012 – 2015

25	*Forecast is based on current expectations given available information and is subject to change without notice.

2015 forecast is based on the midpoint of Business Outlook as announced on October 13, 2015.

Source: Intel

Capital Trends: 2012 – 2016

26 *Forecast is based on current expectations given available information and is subject to change without notice.

2015 forecast is based on the midpoint of Business Outlook as announced on October 13, 2015.

Source: Intel

PC ASP and Cost Trends

27 PC ASPs and costs include both CPU and chipset and exclude netbook.

*Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Segmented Costs to Compete Across Segments

PC Costs*

*PC costs include both CPU and Chipset components and exclude netbook.

**Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

28

Segmented Costs to Compete Across Segments

PC Costs*

*PC costs include both CPU and Chipset components and exclude netbook.

**Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

29

Segmented Costs to Compete Across Segments

PC Costs*

*PC costs include both CPU and Chipset components and exclude netbook.

**Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

30

Gross Margins

Gross Margin % Annual 2005-2016

*Forecast range is based on current expectations given available information and is subject to change without notice .

2015 forecast is based on the midpoint of Business Outlook as announced on October 13, 2015.

Source: Intel

31

Gross margin Drivers

FY 2016 vs. FY 2015

10nm Start-up Costs

3D XPoint™ Ramp

Forecast is based on current expectations given available information and is subject to change without notice .

This gross margin walk is referencing Platform ASP and costs. Platform includes Client Computing Group,

32	Data Center Group, and Internet of Things Group microprocessors and chipsets

Source: Intel

ASPCosts

Key Message: Driving Shareholder Return

Disciplined Capital Allocation

Strong Cash Generation

Cash from Operations Free Cash Flow

34	*Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Bringing Down Net Cash Levels

Net cash is a non-GAAP measure which is used to assess our sources of liquidity and capital resources. See the non-GAAP reconciliation on the “Explanation of Non-GAAP Net Cash” slide.

Source: Intel

Investing and Returning Cash to Shareholders

First: Invest in our business

Second: Dividend

Third: Share Repurchases

Share

Repurchase

R&D

Capital

Expenditure

37 Source: Intel

Announcing Dividend Increase Starting in Q1 ‘16

38 *Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Putting It All Together ~ 2016 Full Year Outlook

Note: 2016 fiscal year has 53 work weeks

Revenue Growth in the Mid-Single Digits

Gross Margin at 62% plus or minus a couple points

Spending (R&D + MG&A)* as a percent of revenue down  1/2 point

Capital Spending at $10B, plus or minus $500M (includes ~$1.5B for Memory)

Dividend at $1.04 per share ($0.08 per share increase) effective Q1 ‘16

39	Forecast is based on current expectations given available information and is subject to change without notice.

*Spending includes estimated expenses for R&D and MG&A and excludes estimated amortization and restructuring expenses .

Source: Intel

One More thing…

Growth Portfolio ~ The Revenue Mix

41 *Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

Napkin Math ~ The Growth Model

Assumes DCG grows mid-teens

Note: model assumes IOTG + Memory + Software at historical growth

Risk Factors

The statements in this presentation and other commentary that refer to future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “should,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be important factors that could cause actual results to differ materially from the company’s expectations. Demand for Intel’s products is highly variable and could differ from expectations due to factors including changes in business and economic conditions; consumer confidence or income levels; the introduction, availability and market acceptance of Intel’s products, products used together with Intel products and competitors’ products; competitive and pricing pressures, including actions taken by competitors; supply constraints and other disruptions affecting customers; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers. Intel’s gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; segment product mix; the timing and execution of the manufacturing ramp and associated costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; and product manufacturing quality/yields. Variations in gross margin may also be caused by the timing of Intel product introductions and related expenses, including marketing expenses, and Intel’s ability to respond quickly to technological developments and to introduce new products or incorporate new features into existing products, which may result in restructuring and asset impairment charges. Intel’s results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates. Results may also be affected by the formal or informal imposition by countries of new or revised export and/or import and doing-business regulations, which could be changed without prior notice. Intel operates in highly competitive industries and its operations have high costs that are either fixed or difficult to reduce in the short term. The amount, timing and execution of Intel’s stock repurchase program could be affected by changes in Intel’s priorities for the use of cash, such as operational spending, capital spending, acquisitions, and as a result of changes to Intel’s cash flows or changes in tax laws. Product defects or errata (deviations from published specifications) may adversely impact our expenses, revenues and reputation. Intel’s results could be affected by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust, disclosure and other issues. An unfavorable ruling could include monetary damages or an injunction prohibiting Intel from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property. Intel’s results may be affected by the timing of closing of acquisitions, divestitures and other significant transactions. In addition, risks associated with our pending acquisition of Altera are described in the “Forward Looking Statements” paragraph of Intel’s press release dated June 1, 2015, which risk factors are incorporated by reference herein. A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent reports on Form 10-Q, Form 10-K and earnings release.

investor meeting

2015 SANTA CLARA

EXPLANATION OF NON-GAAP NET CASH

The accompanying 2015 Investor Meeting materials contains references to non-GAAP financial measures of net cash, which is used by management when assessing our sources of liquidity and capital resources. We believe this non-GAAP financial measure is helpful to investors in understanding our capital structure and how we manage our resources. This non-GAAP financial measure should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated.

(In Millions)	Sep 26, 2015	Dec 27, 2014	Dec 28, 2013	Dec 29, 2012	Dec 31, 2011	Dec 25, 2010
GAAP CASH AND CASH EQUIVALENTS	$ 7,065	$ 2,561	$ 5,674	$ 8,478	$ 5,065	$ 5,498
Short-term investments	7,119	2,430	5,972	3,999	5,181	11,294
Trading assets	6,659	9,063	8,441	5,685	4,591	5,093
Total cash investments	$ 20,843	$ 14,054	$ 20,087	$ 18,162	$ 14,837	$ 21,885
Short-term debt	(1,129)	(1,596)	(281)	(312)	(247)	(38)
Net unsettled trade liabilities and other	(200)	(77)	(113)	(469)	(30)	(103)
Long-term debt	(20,059)	(12,059)	(13,104)	(13,070)	(7,048)	(2,059)
NON-GAAP NET CASH (excluding other longer term investments)	$ (545)	$ 322	$ 6,589	$ 4,311	$ 7,512	$ 19,685
GAAP OTHER LONG-TERM INVESTMENTS	$ 1,829	$ 2,023	$ 1,473	$ 493	$ 889	$ 3,026
Loans receivable and other	1,191	1,335	1,270	1,065	1,082	1,015
Reverse repurchase agreements	2,650	450	400	50	—	—
NON-GAAP OTHER LONGER TERM INVESTMENTS	$ 5,670	$ 3,808	$ 3,143	$ 1,608	$ 1,971	$ 4,041
NON-GAAP NET CASH (including other longer term investments)	$ 5,125	$ 4,130	$ 9,732	$ 5,919	$ 9,483	$ 23,726

INVESTOR MEETING
2015 SANTA CLARA

Source: Intel

EXPLANATION OF NON-GAAP CONSTANT CURRENCY

The 2015 Investor Meeting commentary contained references to non-GAAP financial measures of aggregated “software and services operating segments” net revenue and operating income on a constant currency basis. Constant currency results assume foreign revenues are translated from foreign currencies to the U.S. dollar, net of the effect of foreign currency hedges, at rates consistent with those in the comparable period. We believe this non-GAAP financial measure is helpful to investors in understanding our operating results of the aggregated “software and services operating segments”. This non-GAAP financial measure should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated.

(In Millions) Dec 26, Dec 27,

2015* 2014

SOFTWARE & SERVICES OPERATING SEGMENTS

GAAP NET REVENUE $ 2,152 $ 2,216

Constant currency adjustment 162 -

NON-GAAP NET REVENUE, constant currency adjusted $ 2,314 $ 2,216

GAAP OPERATING INCOME $ 219 $ 81

Constant currency adjustment 76 -

NON-GAAP OPERATING INCOME, constant currency adjusted $ 295 $ 81

*Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel